EXHIBIT (m)(3)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $16,414.66
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                        $ 13,323.51
+ Annual Premium*                                        $  4,500.00
- Premium Expense Charge**                               $    157.50
- Monthly Deduction***                                   $    904.41
- Mortality & Expense Charge****                         $    154.57
+ Hypothetical Rate of Return*****                       $   (192.36)
                                                         -----------
=                                                        $    16,415  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                     COI
-----                                  --------
 1                                     $  75.25
 2                                     $  75.27
 3                                     $  75.29
 4                                     $  75.32
 5                                     $  75.34
 6                                     $  75.36
 7                                     $  75.38
 8                                     $  75.40
 9                                     $  75.42
10                                     $  75.44
11                                     $  75.46
12                                     $  75.48

Total                                  $ 904.41

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                                   Interest
-----                                  ---------
 1                                     $  (16.57)
 2                                     $  (16.47)
 3                                     $  (16.37)
 4                                     $  (16.28)
 5                                     $  (16.18)
 6                                     $  (16.08)
 7                                     $  (15.98)
 8                                     $  (15.88)
 9                                     $  (15.78)
10                                     $  (15.69)
11                                     $  (15.59)
12                                     $  (15.49)

Total                                  $ (192.36)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 16,414.66
- Year 5 Surrender Charge                      $  4,168.00
                                               -----------
=                                              $    12,247  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $19,802.31
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 15,583.80
+ Annual Premium*                                      $  4,500.00
- Premium Expense Charge**                             $    157.50
- Monthly Deduction***                                 $    897.82
- Mortality & Expense Charge****                       $    174.99
+ Hypothetical Rate of Return*****                     $    948.81
                                                       -----------
=                                                      $    19,802  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                                     COI
-----                                                  --------
 1                                                     $  74.81
 2                                                     $  74.81
 3                                                     $  74.81
 4                                                     $  74.81
 5                                                     $  74.81
 6                                                     $  74.82
 7                                                     $  74.82
 8                                                     $  74.82
 9                                                     $  74.82
10                                                     $  74.83
11                                                     $  74.83
12                                                     $  74.83

Total                                                  $ 897.82

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                                                 Interest
-----                                                 --------
 1                                                    $  79.29
 2                                                    $  79.25

 3                                                    $  79.21
 4                                                    $  79.17
 5                                                    $  79.13
 6                                                    $  79.09
 7                                                    $  79.05
 8                                                    $  79.01
 9                                                    $  78.97
10                                                    $  78.92
11                                                    $  78.88
12                                                    $  78.84

Total                                                 $ 948.81

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                             $ 19,802.31
- Year 5 Surrender Charge                       $  4,168.00
                                                -----------
=                                               $    15,634  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $23,783.70
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 18,135.58
+ Annual Premium*                                      $  4,500.00
- Premium Expense Charge**                             $    157.50
- Monthly Deduction***                                 $    890.24
- Mortality & Expense Charge****                       $    198.02
+ Hypothetical Rate of Return*****                     $  2,393.89
                                                       -----------
=                                                      $    23,784  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                                    COI
-----                                                  --------
 1                                                     $  74.30
 2                                                     $  74.28
 3                                                     $  74.26
 4                                                     $  74.24
 5                                                     $  74.22
 6                                                     $  74.20
 7                                                     $  74.18
 8                                                     $  74.16
 9                                                     $  74.13
10                                                     $  74.11
11                                                     $  74.09
12                                                     $  74.07

Total                                                  $ 890.24

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                                                    Interest
-----                                                   ----------
 1                                                      $   194.39
 2                                                      $   195.29
 3                                                      $   196.20
 4                                                      $   197.12
 5                                                      $   198.04
 6                                                      $   198.98
 7                                                      $   199.92
 8                                                      $   200.86
 9                                                      $   201.82
10                                                      $   202.78
11                                                      $   203.75
12                                                      $   204.73

Total                                                   $ 2,393.89

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                                    $ 23,783.70
- Year 5 Surrender Charge                              $  4,168.00
                                                       -----------
=                                                      $    19,616  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $121,020.24
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 98,018.17
+ Annual Premium*                                      $ 30,000.00
- Premium Expense Charge**                             $  1,050.00
- Monthly Deduction***                                 $  3,420.70
- Mortality & Expense Charge****                       $  1,125.99
+ Hypothetical Rate of Return*****                     $ (1,401.24)
                                                      ------------
=                                                      $   121,020 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                                     COI
-----                                                 ----------
 1                                                    $   284.64
 2                                                    $   284.72
 3                                                    $   284.79
 4                                                    $   284.87
 5                                                    $   284.95

 6                                                    $   285.02
 7                                                    $   285.10
 8                                                    $   285.17
 9                                                    $   285.25
10                                                    $   285.32
11                                                    $   285.40
12                                                    $   285.47

Total                                                 $ 3,420.70

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                                                   Interest
-----                                                 -----------
 1                                                    $   (119.35)
 2                                                    $   (118.88)
 3                                                    $   (118.41)
 4                                                    $   (117.94)
 5                                                    $   (117.47)
 6                                                    $   (117.00)
 7                                                    $   (116.53)
 8                                                    $   (116.07)
 9                                                    $   (115.60)
10                                                    $   (115.13)
11                                                    $   (114.67)
12                                                    $   (114.21)

Total                                                 $ (1,401.24)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                                   $ 121,020.24
- Year 5 Surrender Charge                             $  20,840.00
                                                      ------------
=                                                     $    100,180  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $145,446.83
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                     $ 114,253.98
+ Annual Premium*                                     $  30,000.00
- Premium Expense Charge**                            $   1,050.00
- Monthly Deduction***                                $   3,384.13
- Mortality & Expense Charge****                      $   1,272.43
+ Hypothetical Rate of Return*****                    $   6,899.42
                                                      ------------
=                                                     $    145,447  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                                    COI
-----                                                 ----------
 1                                                    $   282.17
 2                                                    $   282.14
 3                                                    $   282.11
 4                                                    $   282.08
 5                                                    $   282.05
 6                                                    $   282.03
 7                                                    $   282.00
 8                                                    $   281.97
 9                                                    $   281.94
10                                                    $   281.91
11                                                    $   281.88
12                                                    $   281.85

Total                                                 $ 3,384.13

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                                                  Interest
-----                                                 ----------
 1                                                    $   570.88
 2                                                    $   571.61
 3                                                    $   572.34
 4                                                    $   573.08
 5                                                    $   573.82
 6                                                    $   574.56
 7                                                    $   575.31
 8                                                    $   576.06
 9                                                    $   576.81
10                                                    $   577.56
11                                                    $   578.32
12                                                    $   579.07

Total                                                 $ 6,899.42

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                                   $ 145,446.83
- Year 5 Surrender Charge                             $  20,840.00
                                                      ------------
=                                                     $    124,607  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $174,101.03
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                     $ 132,553.37
+ Annual Premium*                                     $  30,000.00
- Premium Expense Charge**                            $   1,050.00
- Monthly Deduction***                                $   3,342.14
- Mortality & Expense Charge****                      $   1,437.46
+ Hypothetical Rate of Return*****                    $  17,377.26
                                                      ------------
=                                                     $    174,101  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                                     COI
-----                                                 ----------
 1                                                    $   279.38
 2                                                    $   279.22
 3                                                    $   279.07
 4                                                    $   278.91
 5                                                    $   278.76
 6                                                    $   278.60
 7                                                    $   278.44
 8                                                    $   278.28
 9                                                    $   278.12
10                                                    $   277.95
11                                                    $   277.79
12                                                    $   277.62

Total                                                 $ 3,342.14

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                                                   Interest
-----                                                 -----------
 1                                                    $  1,398.88
 2                                                    $  1,407.59
 3                                                    $  1,416.37
 4                                                    $  1,425.22

 5                                                    $  1,434.15
 6                                                    $  1,443.14
 7                                                    $  1,452.21
 8                                                    $  1,461.36
 9                                                    $  1,470.57
10                                                    $  1,479.87
11                                                    $  1,489.23
12                                                    $  1,498.68

Total                                                 $ 17,377.26

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                                   $ 174,101.03
- Year 5 Surrender Charge                             $  20,840.00
                                                      ------------
=                                                     $    153,261  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $14,911.50
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                     $ 12,196.40
+ Annual Premium*                                     $  4,500.00
- Premium Expense Charge**                            $    157.50
- Monthly Deduction***                                $  1,307.66
- Mortality & Expense Charge****                      $    142.46
+ Hypothetical Rate of Return*****                    $   (177.28)
                                                      -----------
=                                                     $    14,912  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                                                     COI
-----                                                 ----------
 1                                                    $   101.27
 2                                                    $   101.31
 3                                                    $   101.35
 4                                                    $   101.38
 5                                                    $   101.42
 6                                                    $   101.45
 7                                                    $   101.49
 8                                                    $   101.53
 9                                                    $   101.56
10                                                    $   101.60
11                                                    $   101.63
12                                                    $   101.67

Total                                                 $ 1,217.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month                                                  Interest
-----                                                 ---------
 1                                                    $  (15.48)
 2                                                    $  (15.35)
 3                                                    $  (15.22)
 4                                                    $  (15.09)
 5                                                    $  (14.96)
 6                                                    $  (14.84)
 7                                                    $  (14.71)
 8                                                    $  (14.58)
 9                                                    $  (14.45)
10                                                    $  (14.33)
11                                                    $  (14.20)
12                                                    $  (14.07)

Total                                                 $ (177.28)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 14,911.50
- Year 5 Surrender Charge                      $  4,168.00
                                               -----------
=                                              $    10,743  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,083.09
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $ 14,324.82
+ Annual Premium*                              $  4,500.00
- Premium Expense Charge**                     $    157.50
- Monthly Deduction***                         $  1,299.35
- Mortality & Expense Charge****               $    161.71
+ Hypothetical Rate of Return*****             $    876.83
                                               -----------
=                                              $    18,083  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----               ----------
 1                  $   100.71
 2                  $   100.72
 3                  $   100.73
 4                  $   100.75
 5                  $   100.76
 6                  $   100.77

 7                  $   100.79
 8                  $   100.80
 9                  $   100.81
10                  $   100.82
11                  $   100.84
12                  $   100.85

Total               $ 1,209.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----            --------
 1               $  74.13
 2               $  73.94
 3               $  73.75
 4               $  73.56
 5               $  73.36
 6               $  73.17
 7               $  72.98
 8               $  72.78
 9               $  72.59
10               $  72.39
11               $  72.19
12               $  72.00

Total            $ 876.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 18,083.09
- Year 5 Surrender Charge                      $  4,168.00
                                               -----------
=                                              $    13,915  (rounded to the nearest dollar)

III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $21,819.30
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $ 16,732.08
+ Annual Premium*                              $  4,500.00
- Premium Expense Charge**                     $    157.50
- Monthly Deduction***                         $  1,289.80
- Mortality & Expense Charge****               $    183.47
+ Hypothetical Rate of Return*****             $  2,217.99
                                               -----------
=                                              $    21,819  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----            ----------
 1               $   100.07
 2               $   100.06
 3               $   100.04
 4               $   100.02
 5               $   100.01
 6               $    99.99
 7               $    99.98
 8               $    99.96
 9               $    99.94
10               $    99.93
11               $    99.91
12               $    99.89

Total            $ 1,199.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----            ----------
 1               $   181.92
 2               $   182.44
 3               $   182.96
 4               $   183.48
 5               $   184.01
 6               $   184.54
 7               $   185.07
 8               $   185.62
 9               $   186.16
10               $   186.71
11               $   187.26
12               $   187.82

Total            $ 2,217.99

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 21,819.30
- Year 5 Surrender Charge                      $  4,168.00
                                               -----------
=                                              $    17,651  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $110,625.12
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $ 90,075.99

+ Annual Premium*                              $ 30,000.00
- Premium Expense Charge**                     $  1,050.00
- Monthly Deduction***                         $  6,063.04
- Mortality & Expense Charge****               $  1,041.60
+ Hypothetical Rate of Return*****             $ (1,296.22)
                                               -----------
=                                              $   110,625  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----            ----------
 1               $   496.73
 2               $   496.92
 3               $   497.10
 4               $   497.29
 5               $   497.48
 6               $   497.66
 7               $   497.85
 8               $   498.03
 9               $   498.22
10               $   498.40
11               $   498.59
12               $   498.77

Total            $ 5,973.04

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----            -----------
 1               $   (111.66)
 2               $   (110.99)
 3               $   (110.33)
 4               $   (109.67)

 5               $   (109.00)
 6               $   (108.34)
 7               $   (107.68)
 8               $   (107.02)
 9               $   (106.37)
10               $   (105.71)
11               $   (105.05)
12               $   (104.40)

Total            $ (1,296.22)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 110,625.12
- Year 5 Surrender Charge                      $  20,840.00
                                               ------------
=                                              $     89,785  (rounded to the nearest dollar)

II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $133,529.36
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $ 105,365.52
+ Annual Premium*                              $  30,000.00
- Premium Expense Charge**                     $   1,050.00
- Monthly Deduction***                         $   6,003.28
- Mortality & Expense Charge****               $   1,179.75
+ Hypothetical Rate of Return*****             $   6,396.87
                                               ------------
=                                              $    133,529  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----            ----------
 1               $   492.68
 2               $   492.70
 3               $   492.71
 4               $   492.73
 5               $   492.75
 6               $   492.76
 7               $   492.78
 8               $   492.80
 9               $   492.82
10               $   492.83
11               $   492.85
12               $   492.87

Total            $ 5,913.28

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month             Interest
-----            ----------
 1               $   534.50
 2               $   534.24
 3               $   533.99
 4               $   533.73
 5               $   533.47
 6               $   533.21
 7               $   532.95
 8               $   532.68
 9               $   532.42
10               $   532.16
11               $   531.89
12               $   531.63

Total            $ 6,396.87

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 133,529.36
- Year 5 Surrender Charge                      $  20,840.00
                                               ------------
=                                              $    112,689  (rounded to the nearest dollar)

III. THE 12% GROSS GURANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $160,452.98
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $ 122,626.57
+ Annual Premium*                              $  30,000.00
- Premium Expense Charge**                     $   1,050.00
- Monthly Deduction***                         $   5,934.55
- Mortality & Expense Charge****               $   1,335.66
+ Hypothetical Rate of Return*****             $  16,146.62
                                               ------------
=                                              $    160,453  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                COI
-----            ----------
 1               $   488.10
 2               $   487.92
 3               $   487.73
 4               $   487.54
 5               $   487.35
 6               $   487.15
 7               $   486.96

 8               $   486.76
 9               $   486.56
10               $   486.36
11               $   486.16
12               $   485.96

Total            $ 5,844.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.12%. The monthly interest amounts earned for year 5 are:

Month              Interest
-----            -----------
 1               $  1,310.87
 2               $  1,317.00
 3               $  1,323.19
 4               $  1,329.42
 5               $  1,335.71
 6               $  1,342.05
 7               $  1,348.44
 8               $  1,354.88
 9               $  1,361.38
10               $  1,367.93
11               $  1,374.54
12               $  1,381.19

Total            $ 16,146.62

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                            $ 160,452.98
- Year 5 Surrender Charge                      $  20,840.00
                                               ------------
=                                              $    139,613  (rounded to the nearest dollar)